                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Eric T. Steigerwalt
    Chairman of the Board, President, Chief Executive Officer and a Director

KNOW ALL MEN BY THESE PRESENTS, that I, Eric T. Steigerwalt, Chairman of the Board, President and Chief Executive Officer and a Director of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          File No. 333-200231 Series VA (offered on and after October 7, 2011) File No. 333-200232 Series S & Series S-L Share Option (offered on and after October 7, 2011)
          File No. 333-200233 Series VA-4 (offered on and after October 7, 2011) File No. 333-200234 Series O
          File No. 333-200236 Series L-4 Year (offered on and after April 29,
            2013)
          File No. 333-200237 PrimElite IV
          File No. 333-200238 Marquis Portfolios (offered on and after April 30,
            2012)
          File No. 333-200239 MetLife Growth and Income
          File No. 333-200240 Group VA (Flexible Bonus/Retirement
            Companion/Smart Choice)
          File No. 333-200243 PrimElite III
          File No. 333-200246 MetLife Simple Solutions /SM/
          File No. 333-200250 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-200253 Series XC
          File No. 333-200256 Series VA (offered between March 22, 2001 and
            October 7, 2011)
          File No. 333-200259 Series L and Series L - 4 Year (offered between
            November 22, 2004 and October 7, 2011)
          File No. 333-200261 Series C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-200263 Series XTRA
          File No. 333-200265 Series S and Series S - L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-200268 Series L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-200270 Group Annuity SF 101
          File No. 333-200272 Ultimate Annuity FSL 224
          File No. 333-200275 Foresight SF 137
          File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
          File No. 333-200278 Group VA SF 234 (Texas)
          File No. 333-200280 Sunshine SF 236 FL
          File No. 333-200281 Flexible Value SF 230
          File No. 333-200282 Investors Choice Annuity, Capital Strategist
            Annuity, Imprint Annuity and Strive Annuity
          File No. 333-200283 Protected Equity Portfolio (PEP)
          File No. 333-200284 Vintage L and Vintage XC
          File No. 333-200285 Series XTRA 6
          File No. 333-200286 Series VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-200287 Series C (offered on and after October 7, 2011)

          File No. 333-200288 Pioneer PRISM
          File No. 333-200289 Pioneer PRISM L
          File No. 333-200290 Pioneer PRISM XC
          File No. 333-200323 MetLife Investment Portfolio
            Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option,
     o    MetLife Investors USA Variable Life Account A
          File No. 333-200241 Equity Advantage Variable Universal Life,
     o    MetLife Investors Variable Annuity Account One
          File No. 333-200244 Class XC
          File No. 333-200247 Class VA, Class AA and Class B
          File No. 333-200249 Class L and Class L - 4 Year
          File No. 333-200252 Class A VA
          File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA,
            Destiny Select VA, Prevail VA
          File No. 333-200258 COVA VA SPDA
          File No. 333-200260 COVA Series A
          File No. 333-200262 Navigator-Select VA, Custom-Select VA,
            Russell-Select VA
          File No. 333-200264 Navigator-Select, Custom-Select, Russell-Select
            VA (CA)
          File No. 333-200266 COVA VA and Premier Advisor (CA)
          File No. 333-200267 COVA Series A (CA)
          File No. 333-200269 Class C VA
          File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA) File No. 333-200273 Class XC (CA)
          File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
          File No. 333-200276 Class A (CA)
          File No. 333-200279 Class C (CA),
     o    MetLife Investors Variable Life Account One
          File No. 333-200242 Class VL
          File No. 333-200245 Class VL (CA)
          File No. 333-200248 Modified Single Premium Variable Life
          File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
          File No. 333-200257 Custom Select Variable Life,
     o    MetLife of CT Fund UL for Variable Life Insurance
          File No. 002-88637 MarketLife and Invest
          File No. 333-152219 MarketLife
          File No. 333-56952 MetLife Variable Survivorship Life II
          File No. 333-69771 MetLife Variable Survivorship Life
          File No. 333-96515 MetLife Variable Life Accumulator and MetLife
            Variable Life Accumulator- Series 2
          File No. 333-96519 MetLife Variable Life
          File No. 333-113109 MetLife Variable Life Accumulator- Series III File No. 333-152216 Portfolio Architect Life
          File No. 333-152217 VintageLife,
     o    MetLife of CT Fund UL III for Variable Life Insurance
          File No. 333-71349 Corporate Owned VUL Series 1
          File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned
            VUL III
          File No. 333-105335 Corporate Select Policy
          File No. 333-113533 Corporate Owned VUL IV
          File No. 333-64364 Corporate Benefit Life,

     o    MetLife of CT Separate Account Eleven for Variable Annuities
          File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
            Portfolio Architect Plus Annuity and Scudder Advocate Rewards
            Annuity
          File No. 333-152189 Universal Annuity
          File No. 333-152190 Universal Select Annuity
          File No. 333-152191 Universal Annuity Advantage
          File Nos. 333-152192 and 333-152193 MetLife Retirement Account Annuity File No. 333-152194 Gold Track Annuity and Gold Track Select Annuity File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife
            Access Select Annuity
          File Nos. 333-152199 and 333-152200 Vintage Annuity
          File Nos. 333-152201 and 333-152202 Index Annuity
          File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity,
            Portfolio Architect Select Annuity, Premier Advisers Annuity
            (Class I) and Premier Advisers Annuity (Class II)
          File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity,
            Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity,
            Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager
            Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series II)
          File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
            Architect XTRA Annuity, Vintage XTRA Annuity (Series II)
          File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio
            Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
          File Nos. 333-152258 and 333-152261 PrimElite Annuity
          File Nos. 333-152259 and 333-152262 PrimElite II Annuity
          File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity File Nos. 333-152263 and 333-152269 Marquis Portfolios
          File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio
            Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity
          File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
            Annuity (Series II)
          File No. 333-197658 MetLife Accumulation Annuity,
     o    MetLife of CT Separate Account QPN
          File No. 333-156867 Unallocated Group Variable Annuity
          File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 20th day of January, 2015.

/s/ Eric T. Steigerwalt
--------------------------
Eric T. Steigerwalt

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                              Elizabeth M. Forget
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Elizabeth M. Forget, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          File No. 333-200231 Series VA (offered on and after October 7, 2011) File No. 333-200232 Series S & Series S-L Share Option (offered on and after October 7, 2011)
          File No. 333-200233 Series VA-4 (offered on and after October 7, 2011) File No. 333-200234 Series O
          File No. 333-200236 Series L-4 Year (offered on and after April 29,
            2013)
          File No. 333-200237 PrimElite IV
          File No. 333-200238 Marquis Portfolios (offered on and after April 30,
            2012)
          File No. 333-200239 MetLife Growth and Income
          File No. 333-200240 Group VA (Flexible Bonus/Retirement
            Companion/Smart Choice)
          File No. 333-200243 PrimElite III
          File No. 333-200246 MetLife Simple Solutions /SM/
          File No. 333-200250 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-200253 Series XC
          File No. 333-200256 Series VA (offered between March 22, 2001 and
            October 7, 2011)
          File No. 333-200259 Series L and Series L - 4 Year (offered between
            November 22, 2004 and October 7, 2011)
          File No. 333-200261 Series C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-200263 Series XTRA
          File No. 333-200265 Series S and Series S - L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-200268 Series L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-200270 Group Annuity SF 101
          File No. 333-200272 Ultimate Annuity FSL 224
          File No. 333-200275 Foresight SF 137
          File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
          File No. 333-200278 Group VA SF 234 (Texas)
          File No. 333-200280 Sunshine SF 236 FL
          File No. 333-200281 Flexible Value SF 230
          File No. 333-200282 Investors Choice Annuity, Capital Strategist
            Annuity, Imprint Annuity and Strive Annuity
          File No. 333-200283 Protected Equity Portfolio (PEP)
          File No. 333-200284 Vintage L and Vintage XC
          File No. 333-200285 Series XTRA 6
          File No. 333-200286 Series VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-200287 Series C (offered on and after October 7, 2011)

          File No. 333-200288 Pioneer PRISM
          File No. 333-200289 Pioneer PRISM L
          File No. 333-200290 Pioneer PRISM XC
          File No. 333-200323 MetLife Investment Portfolio
            Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option,
     o    MetLife Investors USA Variable Life Account A
          File No. 333-200241 Equity Advantage Variable Universal Life,
     o    MetLife Investors Variable Annuity Account One
          File No. 333-200244 Class XC
          File No. 333-200247 Class VA, Class AA and Class B
          File No. 333-200249 Class L and Class L - 4 Year
          File No. 333-200252 Class A VA
          File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA,
            Destiny Select VA, Prevail VA
          File No. 333-200258 COVA VA SPDA
          File No. 333-200260 COVA Series A
          File No. 333-200262 Navigator-Select VA, Custom-Select VA,
            Russell-Select VA
          File No. 333-200264 Navigator-Select, Custom-Select, Russell-Select
            VA (CA)
          File No. 333-200266 COVA VA and Premier Advisor (CA)
          File No. 333-200267 COVA Series A (CA)
          File No. 333-200269 Class C VA
          File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA) File No. 333-200273 Class XC (CA)
          File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
          File No. 333-200276 Class A (CA)
          File No. 333-200279 Class C (CA),
     o    MetLife Investors Variable Life Account One
          File No. 333-200242 Class VL
          File No. 333-200245 Class VL (CA)
          File No. 333-200248 Modified Single Premium Variable Life
          File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
          File No. 333-200257 Custom Select Variable Life,
     o    MetLife of CT Fund UL for Variable Life Insurance
          File No. 002-88637 MarketLife and Invest
          File No. 333-152219 MarketLife
          File No. 333-56952 MetLife Variable Survivorship Life II
          File No. 333-69771 MetLife Variable Survivorship Life
          File No. 333-96515 MetLife Variable Life Accumulator and MetLife
            Variable Life Accumulator- Series 2
          File No. 333-96519 MetLife Variable Life
          File No. 333-113109 MetLife Variable Life Accumulator- Series III File No. 333-152216 Portfolio Architect Life
          File No. 333-152217 VintageLife,
     o    MetLife of CT Fund UL III for Variable Life Insurance
          File No. 333-71349 Corporate Owned VUL Series 1
          File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned
            VUL III
          File No. 333-105335 Corporate Select Policy
          File No. 333-113533 Corporate Owned VUL IV
          File No. 333-64364 Corporate Benefit Life,

     o    MetLife of CT Separate Account Eleven for Variable Annuities
          File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
            Portfolio Architect Plus Annuity and Scudder Advocate Rewards
            Annuity
          File No. 333-152189 Universal Annuity
          File No. 333-152190 Universal Select Annuity
          File No. 333-152191 Universal Annuity Advantage
          File Nos. 333-152192 and 333-152193 MetLife Retirement Account Annuity File No. 333-152194 Gold Track Annuity and Gold Track Select Annuity File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife
            Access Select Annuity
          File Nos. 333-152199 and 333-152200 Vintage Annuity
          File Nos. 333-152201 and 333-152202 Index Annuity
          File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity,
            Portfolio Architect Select Annuity, Premier Advisers Annuity
            (Class I) and Premier Advisers Annuity (Class II)
          File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity,
            Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity,
            Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager
            Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series II)
          File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
            Architect XTRA Annuity, Vintage XTRA Annuity (Series II)
          File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio
            Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
          File Nos. 333-152258 and 333-152261 PrimElite Annuity
          File Nos. 333-152259 and 333-152262 PrimElite II Annuity
          File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity File Nos. 333-152263 and 333-152269 Marquis Portfolios
          File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio
            Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity
          File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
            Annuity (Series II)
          File No. 333-197658 MetLife Accumulation Annuity,
     o    MetLife of CT Separate Account QPN
          File No. 333-156867 Unallocated Group Variable Annuity
          File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 21st day of January, 2015.

/s/ Elizabeth M. Forget
--------------------------
Elizabeth M. Forget

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                 Gene L. Lunman
                                    Director

KNOW ALL MEN BY THESE PRESENTS, that I, Gene L. Lunman, a Director and Senior Vice President of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          File No. 333-200231 Series VA (offered on and after October 7, 2011) File No. 333-200232 Series S & Series S-L Share Option (offered on and after October 7, 2011)
          File No. 333-200233 Series VA-4 (offered on and after October 7, 2011) File No. 333-200234 Series O
          File No. 333-200236 Series L-4 Year (offered on and after April 29,
            2013)
          File No. 333-200237 PrimElite IV
          File No. 333-200238 Marquis Portfolios (offered on and after April 30,
            2012)
          File No. 333-200239 MetLife Growth and Income
          File No. 333-200240 Group VA (Flexible Bonus/Retirement
            Companion/Smart Choice)
          File No. 333-200243 PrimElite III
          File No. 333-200246 MetLife Simple Solutions /SM/
          File No. 333-200250 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-200253 Series XC
          File No. 333-200256 Series VA (offered between March 22, 2001 and
            October 7, 2011)
          File No. 333-200259 Series L and Series L - 4 Year (offered between
            November 22, 2004 and October 7, 2011)
          File No. 333-200261 Series C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-200263 Series XTRA
          File No. 333-200265 Series S and Series S - L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-200268 Series L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-200270 Group Annuity SF 101
          File No. 333-200272 Ultimate Annuity FSL 224
          File No. 333-200275 Foresight SF 137
          File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
          File No. 333-200278 Group VA SF 234 (Texas)
          File No. 333-200280 Sunshine SF 236 FL
          File No. 333-200281 Flexible Value SF 230
          File No. 333-200282 Investors Choice Annuity, Capital Strategist
            Annuity, Imprint Annuity and Strive Annuity
          File No. 333-200283 Protected Equity Portfolio (PEP)
          File No. 333-200284 Vintage L and Vintage XC
          File No. 333-200285 Series XTRA 6
          File No. 333-200286 Series VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-200287 Series C (offered on and after October 7, 2011)

          File No. 333-200288 Pioneer PRISM
          File No. 333-200289 Pioneer PRISM L
          File No. 333-200290 Pioneer PRISM XC
          File No. 333-200323 MetLife Investment Portfolio
            Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option,
     o    MetLife Investors USA Variable Life Account A
          File No. 333-200241 Equity Advantage Variable Universal Life,
     o    MetLife Investors Variable Annuity Account One
          File No. 333-200244 Class XC
          File No. 333-200247 Class VA, Class AA and Class B
          File No. 333-200249 Class L and Class L - 4 Year
          File No. 333-200252 Class A VA
          File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA,
            Destiny Select VA, Prevail VA
          File No. 333-200258 COVA VA SPDA
          File No. 333-200260 COVA Series A
          File No. 333-200262 Navigator-Select VA, Custom-Select VA,
            Russell-Select VA
          File No. 333-200264 Navigator-Select, Custom-Select, Russell-Select
            VA (CA)
          File No. 333-200266 COVA VA and Premier Advisor (CA)
          File No. 333-200267 COVA Series A (CA)
          File No. 333-200269 Class C VA
          File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA) File No. 333-200273 Class XC (CA)
          File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
          File No. 333-200276 Class A (CA)
          File No. 333-200279 Class C (CA),
     o    MetLife Investors Variable Life Account One
          File No. 333-200242 Class VL
          File No. 333-200245 Class VL (CA)
          File No. 333-200248 Modified Single Premium Variable Life
          File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
          File No. 333-200257 Custom Select Variable Life,
     o    MetLife of CT Fund UL for Variable Life Insurance
          File No. 002-88637 MarketLife and Invest
          File No. 333-152219 MarketLife
          File No. 333-56952 MetLife Variable Survivorship Life II
          File No. 333-69771 MetLife Variable Survivorship Life
          File No. 333-96515 MetLife Variable Life Accumulator and MetLife
            Variable Life Accumulator- Series 2
          File No. 333-96519 MetLife Variable Life
          File No. 333-113109 MetLife Variable Life Accumulator- Series III File No. 333-152216 Portfolio Architect Life
          File No. 333-152217 VintageLife,
     o    MetLife of CT Fund UL III for Variable Life Insurance
          File No. 333-71349 Corporate Owned VUL Series 1
          File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned
            VUL III
          File No. 333-105335 Corporate Select Policy
          File No. 333-113533 Corporate Owned VUL IV
          File No. 333-64364 Corporate Benefit Life,

     o    MetLife of CT Separate Account Eleven for Variable Annuities
          File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
            Portfolio Architect Plus Annuity and Scudder Advocate Rewards
            Annuity
          File No. 333-152189 Universal Annuity
          File No. 333-152190 Universal Select Annuity
          File No. 333-152191 Universal Annuity Advantage
          File Nos. 333-152192 and 333-152193 MetLife Retirement Account Annuity File No. 333-152194 Gold Track Annuity and Gold Track Select Annuity File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife
            Access Select Annuity
          File Nos. 333-152199 and 333-152200 Vintage Annuity
          File Nos. 333-152201 and 333-152202 Index Annuity
          File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity,
            Portfolio Architect Select Annuity, Premier Advisers Annuity
            (Class I) and Premier Advisers Annuity (Class II)
          File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity,
            Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity,
            Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager
            Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series II)
          File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
            Architect XTRA Annuity, Vintage XTRA Annuity (Series II)
          File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio
            Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
          File Nos. 333-152258 and 333-152261 PrimElite Annuity
          File Nos. 333-152259 and 333-152262 PrimElite II Annuity
          File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity File Nos. 333-152263 and 333-152269 Marquis Portfolios
          File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio
            Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity
          File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
            Annuity (Series II)
          File No. 333-197658 MetLife Accumulation Annuity,
     o    MetLife of CT Separate Account QPN
          File No. 333-156867 Unallocated Group Variable Annuity
          File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 16th day of January, 2015.

/s/ Gene L. Lunman
--------------------------
Gene L. Lunman

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                  Anant Bhalla
               Senior Vice President and Chief Financial Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Anant Bhalla, Senior Vice President and Chief Financial Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          File No. 333-200231 Series VA (offered on and after October 7, 2011) File No. 333-200232 Series S & Series S-L Share Option (offered on and after October 7, 2011)
          File No. 333-200233 Series VA-4 (offered on and after October 7, 2011) File No. 333-200234 Series O
          File No. 333-200236 Series L-4 Year (offered on and after April 29,
            2013)
          File No. 333-200237 PrimElite IV
          File No. 333-200238 Marquis Portfolios (offered on and after April 30,
            2012)
          File No. 333-200239 MetLife Growth and Income
          File No. 333-200240 Group VA (Flexible Bonus/Retirement
            Companion/Smart Choice)
          File No. 333-200243 PrimElite III
          File No. 333-200246 MetLife Simple Solutions /SM/
          File No. 333-200250 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-200253 Series XC
          File No. 333-200256 Series VA (offered between March 22, 2001 and
            October 7, 2011)
          File No. 333-200259 Series L and Series L - 4 Year (offered between
            November 22, 2004 and October 7, 2011)
          File No. 333-200261 Series C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-200263 Series XTRA
          File No. 333-200265 Series S and Series S - L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-200268 Series L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-200270 Group Annuity SF 101
          File No. 333-200272 Ultimate Annuity FSL 224
          File No. 333-200275 Foresight SF 137
          File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
          File No. 333-200278 Group VA SF 234 (Texas)
          File No. 333-200280 Sunshine SF 236 FL
          File No. 333-200281 Flexible Value SF 230
          File No. 333-200282 Investors Choice Annuity, Capital Strategist
            Annuity, Imprint Annuity and Strive Annuity
          File No. 333-200283 Protected Equity Portfolio (PEP)
          File No. 333-200284 Vintage L and Vintage XC
          File No. 333-200285 Series XTRA 6
          File No. 333-200286 Series VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-200287 Series C (offered on and after October 7, 2011)

          File No. 333-200288 Pioneer PRISM
          File No. 333-200289 Pioneer PRISM L
          File No. 333-200290 Pioneer PRISM XC
          File No. 333-200323 MetLife Investment Portfolio
            Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option,
     o    MetLife Investors USA Variable Life Account A
          File No. 333-200241 Equity Advantage Variable Universal Life,
     o    MetLife Investors Variable Annuity Account One
          File No. 333-200244 Class XC
          File No. 333-200247 Class VA, Class AA and Class B
          File No. 333-200249 Class L and Class L - 4 Year
          File No. 333-200252 Class A VA
          File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA,
            Destiny Select VA, Prevail VA
          File No. 333-200258 COVA VA SPDA
          File No. 333-200260 COVA Series A
          File No. 333-200262 Navigator-Select VA, Custom-Select VA,
            Russell-Select VA
          File No. 333-200264 Navigator-Select, Custom-Select, Russell-Select
            VA (CA)
          File No. 333-200266 COVA VA and Premier Advisor (CA)
          File No. 333-200267 COVA Series A (CA)
          File No. 333-200269 Class C VA
          File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA) File No. 333-200273 Class XC (CA)
          File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
          File No. 333-200276 Class A (CA)
          File No. 333-200279 Class C (CA),
     o    MetLife Investors Variable Life Account One
          File No. 333-200242 Class VL
          File No. 333-200245 Class VL (CA)
          File No. 333-200248 Modified Single Premium Variable Life
          File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
          File No. 333-200257 Custom Select Variable Life,
     o    MetLife of CT Fund UL for Variable Life Insurance
          File No. 002-88637 MarketLife and Invest
          File No. 333-152219 MarketLife
          File No. 333-56952 MetLife Variable Survivorship Life II
          File No. 333-69771 MetLife Variable Survivorship Life
          File No. 333-96515 MetLife Variable Life Accumulator and MetLife
            Variable Life Accumulator- Series 2
          File No. 333-96519 MetLife Variable Life
          File No. 333-113109 MetLife Variable Life Accumulator- Series III File No. 333-152216 Portfolio Architect Life
          File No. 333-152217 VintageLife,
     o    MetLife of CT Fund UL III for Variable Life Insurance
          File No. 333-71349 Corporate Owned VUL Series 1
          File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned
            VUL III
          File No. 333-105335 Corporate Select Policy
          File No. 333-113533 Corporate Owned VUL IV
          File No. 333-64364 Corporate Benefit Life,

     o    MetLife of CT Separate Account Eleven for Variable Annuities
          File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
            Portfolio Architect Plus Annuity and Scudder Advocate Rewards
            Annuity
          File No. 333-152189 Universal Annuity
          File No. 333-152190 Universal Select Annuity
          File No. 333-152191 Universal Annuity Advantage
          File Nos. 333-152192 and 333-152193 MetLife Retirement Account Annuity File No. 333-152194 Gold Track Annuity and Gold Track Select Annuity File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife
            Access Select Annuity
          File Nos. 333-152199 and 333-152200 Vintage Annuity
          File Nos. 333-152201 and 333-152202 Index Annuity
          File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity,
            Portfolio Architect Select Annuity, Premier Advisers Annuity
            (Class I) and Premier Advisers Annuity (Class II)
          File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity,
            Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity,
            Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager
            Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series II)
          File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
            Architect XTRA Annuity, Vintage XTRA Annuity (Series II)
          File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio
            Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
          File Nos. 333-152258 and 333-152261 PrimElite Annuity
          File Nos. 333-152259 and 333-152262 PrimElite II Annuity
          File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity File Nos. 333-152263 and 333-152269 Marquis Portfolios
          File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio
            Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity
          File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
            Annuity (Series II)
          File No. 333-197658 MetLife Accumulation Annuity,
     o    MetLife of CT Separate Account QPN
          File No. 333-156867 Unallocated Group Variable Annuity
          File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 15th day of January, 2015.

/s/ Anant Bhalla
--------------------------
Anant Bhalla

                         METLIFE INSURANCE COMPANY USA

                               POWER OF ATTORNEY

                                Peter M. Carlson
             Executive Vice President and Chief Accounting Officer

KNOW ALL MEN BY THESE PRESENTS, that I, Peter M. Carlson, Executive Vice President and Chief Accounting Officer of MetLife Insurance Company USA, a Delaware company, do hereby constitute and appoint Michele H. Abate, Christine
M. DeBiase, Andrew L. Gangolf, and John M. Richards, as my attorney-in-fact and agent, each of whom may act individually and none of whom is required to act jointly with any of the others, to sign and file on my behalf and to execute and file any instrument or document required to be filed as part of or in connection with or in any way related to, the Registration Statements and any and all amendments thereto filed by MetLife Insurance Company USA under the Securities Act of 1933 and/or the Investment Company Act of 1940, pertaining to:

     o    MetLife Investors USA Separate Account A
          File No. 333-200231 Series VA (offered on and after October 7, 2011) File No. 333-200232 Series S & Series S-L Share Option (offered on and after October 7, 2011)
          File No. 333-200233 Series VA-4 (offered on and after October 7, 2011) File No. 333-200234 Series O
          File No. 333-200236 Series L-4 Year (offered on and after April 29,
            2013)
          File No. 333-200237 PrimElite IV
          File No. 333-200238 Marquis Portfolios (offered on and after April 30,
            2012)
          File No. 333-200239 MetLife Growth and Income
          File No. 333-200240 Group VA (Flexible Bonus/Retirement
            Companion/Smart Choice)
          File No. 333-200243 PrimElite III
          File No. 333-200246 MetLife Simple Solutions /SM/
          File No. 333-200250 Marquis Portfolios (offered between November 7,
            2005 and April 30, 2012)
          File No. 333-200253 Series XC
          File No. 333-200256 Series VA (offered between March 22, 2001 and
            October 7, 2011)
          File No. 333-200259 Series L and Series L - 4 Year (offered between
            November 22, 2004 and October 7, 2011)
          File No. 333-200261 Series C (offered between September 4, 2001 and
            October 7, 2011)
          File No. 333-200263 Series XTRA
          File No. 333-200265 Series S and Series S - L Share Option (offered between April 30, 2007 and October 7, 2011)
          File No. 333-200268 Series L-4 Year (offered between October 7, 2011 and April 28, 2013)
          File No. 333-200270 Group Annuity SF 101
          File No. 333-200272 Ultimate Annuity FSL 224
          File No. 333-200275 Foresight SF 137
          File No. 333-200277 SecurAnnuity (CLICO) 224/ SF 1700
          File No. 333-200278 Group VA SF 234 (Texas)
          File No. 333-200280 Sunshine SF 236 FL
          File No. 333-200281 Flexible Value SF 230
          File No. 333-200282 Investors Choice Annuity, Capital Strategist
            Annuity, Imprint Annuity and Strive Annuity
          File No. 333-200283 Protected Equity Portfolio (PEP)
          File No. 333-200284 Vintage L and Vintage XC
          File No. 333-200285 Series XTRA 6
          File No. 333-200286 Series VA-4 (offered between May 1, 2011 and
            October 7, 2011)
          File No. 333-200287 Series C (offered on and after October 7, 2011)

          File No. 333-200288 Pioneer PRISM
          File No. 333-200289 Pioneer PRISM L
          File No. 333-200290 Pioneer PRISM XC
          File No. 333-200323 MetLife Investment Portfolio
            Architect/SM/-Standard Version and MetLife Investment Portfolio Architect/SM/ -C Share Option,
     o    MetLife Investors USA Variable Life Account A
          File No. 333-200241 Equity Advantage Variable Universal Life,
     o    MetLife Investors Variable Annuity Account One
          File No. 333-200244 Class XC
          File No. 333-200247 Class VA, Class AA and Class B
          File No. 333-200249 Class L and Class L - 4 Year
          File No. 333-200252 Class A VA
          File No. 333-200255 COVA VA, Firstar Summit VA, Premier Advisor VA,
            Destiny Select VA, Prevail VA
          File No. 333-200258 COVA VA SPDA
          File No. 333-200260 COVA Series A
          File No. 333-200262 Navigator-Select VA, Custom-Select VA,
            Russell-Select VA
          File No. 333-200264 Navigator-Select, Custom-Select, Russell-Select
            VA (CA)
          File No. 333-200266 COVA VA and Premier Advisor (CA)
          File No. 333-200267 COVA Series A (CA)
          File No. 333-200269 Class C VA
          File No. 333-200271 Class VA (CA), Class AA (CA), and Class B (CA) File No. 333-200273 Class XC (CA)
          File No. 333-200274 Class L (CA) and Class L - 4 Year (CA)
          File No. 333-200276 Class A (CA)
          File No. 333-200279 Class C (CA),
     o    MetLife Investors Variable Life Account One
          File No. 333-200242 Class VL
          File No. 333-200245 Class VL (CA)
          File No. 333-200248 Modified Single Premium Variable Life
          File No. 333-200251 Custom Select and Russell Select Variable Life File No. 333-200254 Modified Single Premium Variable Life (CA)
          File No. 333-200257 Custom Select Variable Life,
     o    MetLife of CT Fund UL for Variable Life Insurance
          File No. 002-88637 MarketLife and Invest
          File No. 333-152219 MarketLife
          File No. 333-56952 MetLife Variable Survivorship Life II
          File No. 333-69771 MetLife Variable Survivorship Life
          File No. 333-96515 MetLife Variable Life Accumulator and MetLife
            Variable Life Accumulator- Series 2
          File No. 333-96519 MetLife Variable Life
          File No. 333-113109 MetLife Variable Life Accumulator- Series III File No. 333-152216 Portfolio Architect Life
          File No. 333-152217 VintageLife,
     o    MetLife of CT Fund UL III for Variable Life Insurance
          File No. 333-71349 Corporate Owned VUL Series 1
          File No. 333-94779 Corporate Owned VUL 2000 and Corporate Owned
            VUL III
          File No. 333-105335 Corporate Select Policy
          File No. 333-113533 Corporate Owned VUL IV
          File No. 333-64364 Corporate Benefit Life,

     o    MetLife of CT Separate Account Eleven for Variable Annuities
          File Nos. 333-101778 and 333-152234 Pioneer AnnuiStar Plus Annuity,
            Portfolio Architect Plus Annuity and Scudder Advocate Rewards
            Annuity
          File No. 333-152189 Universal Annuity
          File No. 333-152190 Universal Select Annuity
          File No. 333-152191 Universal Annuity Advantage
          File Nos. 333-152192 and 333-152193 MetLife Retirement Account Annuity File No. 333-152194 Gold Track Annuity and Gold Track Select Annuity File Nos. 333-152197 and 333-152198 MetLife Access Annuity and MetLife
            Access Select Annuity
          File Nos. 333-152199 and 333-152200 Vintage Annuity
          File Nos. 333-152201 and 333-152202 Index Annuity
          File Nos. 333-152232 and 333-152233 Portfolio Architect Annuity,
            Portfolio Architect Select Annuity, Premier Advisers Annuity
            (Class I) and Premier Advisers Annuity (Class II)
          File Nos. 333-152235 and 333-152236 Pioneer AnnuiStar Annuity,
            Portfolio Architect II Annuity and Pioneer AnnuiStar Value Annuity File Nos. 333-152237 and 333-152238 Premier Advisers II Annuity,
            Premier Advisers III and Premier Advisers III Annuity (Series II) File Nos. 333-152239 and 333-152240 Premier Advisers AssetManager
            Annuity, Premier Advisers L Annuity and Premier Advisers L Annuity (Series II)
          File Nos. 333-152255 and 333-152265 Vintage XTRA Annuity, Portfolio
            Architect XTRA Annuity, Vintage XTRA Annuity (Series II)
          File Nos. 333-152256 and 333-152292 Vintage 3 Annuity, Portfolio
            Architect 3 Annuity, Portfolio Architect L Annuity, Vintage L Annuity and Pioneer AnnuiStar Flex Annuity
          File Nos. 333-152258 and 333-152261 PrimElite Annuity
          File Nos. 333-152259 and 333-152262 PrimElite II Annuity
          File Nos. 333-152260 and 333-152266 Protected Equity Portfolio Annuity File Nos. 333-152263 and 333-152269 Marquis Portfolios
          File Nos. 333-152264 and 333-152270 Vintage Access, Portfolio
            Architect Access, Scudder Advocate Advisor and Scudder Advocate Advisor- ST1 Annuity
          File Nos. 333-152267 and 333-152268 Vintage II Annuity and Vintage II
            Annuity (Series II)
          File No. 333-197658 MetLife Accumulation Annuity,
     o    MetLife of CT Separate Account QPN
          File No. 333-156867 Unallocated Group Variable Annuity
          File No. 333-156911 MetLife Retirement Perspectives,

and to have full power and authority to do or cause to be done in my name, place and stead each and every act and thing necessary or appropriate in order to effectuate the same, as fully to all intents and purposes as I might or could do in person, hereby ratifying and confirming all that said attorneys-in-fact or any of them, may do or cause to be done by virtue hereof. This Power of Attorney does not revoke any prior powers of attorney.

IN WITNESS WHEREOF, I have hereunto set my hand this 13th day of January, 2015.

/s/ Peter M. Carlson
--------------------------
Peter M. Carlson